Supplement to the
Fidelity Advisor® Stock Selector Mid Cap Fund
Class A, Class M, Class C, Class I, and Class Z
January 29, 2025
Summary Prospectus

The following information supplements information found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.
Aidan Brandt (Co-Portfolio Manager) has managed the fund since 2025.
It is expected that on or about June 30, 2025, Mr. Khan will transition off the fund.
MC-SUSTK-0225-107 1.9881452.107	February 7, 2025
Supplement to the
Fidelity Advisor® Stock Selector Mid Cap Fund
January 29, 2025
Summary Prospectus

The following information supplements information found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.
Aidan Brandt (Co-Portfolio Manager) has managed the fund since 2025.
It is expected that on or about June 30, 2025, Mr. Khan will transition off the fund.
SKD-SUSTK-0225-104 1.9900720.104	February 7, 2025